Exhibit 99.1
Press Release

COSTCO WHOLESALE CORPORATION REPORTS FOURTH QUARTER AND FISCAL YEAR 2025 OPERATING RESULTS
ISSAQUAH, Wash., September 25, 2025 - Costco Wholesale Corporation (“Costco” or the “Company”) (Nasdaq: COST) today announced its operating results for the 16-week fourth quarter and the 52-week fiscal year ended August 31, 2025.
Net sales for the quarter increased 8.0 percent, to $84.4 billion, from $78.2 billion last year. Net sales for the fiscal year increased 8.1 percent, to $269.9 billion, from $249.6 billion last year.
Comparable sales for the fourth quarter and fiscal year were as follows:

	16 Weeks	16 Weeks	52 Weeks	52 Weeks
		Adjusted*		Adjusted*
U.S.	5.1%	6.0%	6.2%	7.3%
Canada	6.3%	8.3%	5.0%	8.3%
Other International	8.6%	7.2%	4.8%	8.2%
Total Company	5.7%	6.4%	5.9%	7.6%
E-commerce	13.6%	13.5%	15.6%	16.1%
*Excluding the impacts from changes in gasoline prices and foreign exchange.
Net income for the fourth quarter was $2.610 billion, $5.87 per diluted share, compared to $2.354 billion, $5.29 per diluted share, last year. Last year's results included a net non-recurring tax benefit of $63 million, $0.14 per diluted share, related to a transfer pricing settlement, and true-ups of tax reserves. Net income for the fiscal year was $8.099 billion, $18.21 per diluted share, compared to $7.367 billion, $16.56 per diluted share, last year.
Costco currently operates 914 warehouses, including 629 in the United States and Puerto Rico, 110 in Canada, 42 in Mexico, 37 in Japan, 29 in the United Kingdom, 20 in Korea, 15 in Australia, 14 in Taiwan, seven in China, five in Spain, two in France, two in Sweden, and one each in Iceland, and New Zealand. Costco also operates e-commerce sites in the U.S., Canada, the U.K., Mexico, Korea, Taiwan, Japan, and Australia.
A conference call to discuss these results is scheduled for 2:00 p.m. (PT) today, September 25, 2025, and will be available via a webcast on investor.costco.com (click “Events & Presentations”).

Press Release

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP.

CONTACTS:    Costco Wholesale Corporation
Josh Dahmen, 425/313-8254
Andrew Yoon, 425/313-6305

COST-Earn

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
 (dollars in millions, except per share data) (unaudited)

	16 Weeks Ended		52 Weeks Ended
	August 31, 2025	September 1, 2024	August 31, 2025	September 1, 2024
REVENUE
Net sales	$84,432	$78,185	$269,912	$249,625
Membership fees	1,724	1,512	5,323	4,828
Total revenue	86,156	79,697	275,235	254,453
OPERATING EXPENSES
Merchandise costs	75,037	69,588	239,886	222,358
Selling, general and administrative	7,778	7,067	24,966	22,810
Operating income	3,341	3,042	10,383	9,285
OTHER INCOME (EXPENSE)
Interest expense	(46)	(49)	(154)	(169)
Interest income and other, net	215	120	589	624
INCOME BEFORE INCOME TAXES	3,510	3,113	10,818	9,740
Provision for income taxes	900	759	2,719	2,373
NET INCOME	$2,610	$2,354	$8,099	$7,367

NET INCOME PER COMMON SHARE:
Basic	$5.88	$5.30	$18.24	$16.59
Diluted	$5.87	$5.29	$18.21	$16.56

Shares used in calculation (000's):
Basic	444,007	444,013	443,985	443,914
Diluted	444,706	444,977	444,803	444,759

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED BALANCE SHEETS
 (amounts in millions, except par value and share data) (unaudited)
Subject to Reclassification

	August 31, 2025	September 1, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$14,161	$9,906
Short-term investments	1,123	1,238
Receivables, net	3,203	2,721
Merchandise inventories	18,116	18,647
Other current assets	1,777	1,734
Total current assets	38,380	34,246
OTHER ASSETS
Property and equipment, net	31,909	29,032
Operating lease right-of-use assets	2,725	2,617
Other long-term assets	4,085	3,936
TOTAL ASSETS	$77,099	$69,831
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$19,783	$19,421
Accrued salaries and benefits	5,205	4,794
Accrued member rewards	2,677	2,435
Deferred membership fees	2,854	2,501
Other current liabilities	6,589	6,313
Total current liabilities	37,108	35,464
OTHER LIABILITIES
Long-term debt, excluding current portion	5,713	5,794
Long-term operating lease liabilities	2,460	2,375
Other long-term liabilities	2,654	2,576
TOTAL LIABILITIES	47,935	46,209
COMMITMENTS AND CONTINGENCIES
EQUITY
Preferred stock $0.005 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock $0.005 par value; 900,000,000 shares authorized; 443,237,000 and 443,126,000 shares issued and outstanding	2	2
Additional paid-in capital	8,282	7,829
Accumulated other comprehensive loss	(1,770)	(1,828)
Retained earnings	22,650	17,619
TOTAL EQUITY	29,164	23,622
TOTAL LIABILITIES AND EQUITY	$77,099	$69,831

Press Release

COSTCO WHOLESALE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (amounts in millions) (unaudited)
Subject to Reclassification

	52 Weeks Ended
	August 31, 2025	September 1, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$8,099	$7,367
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,426	2,237
Non-cash lease expense	303	315
Stock-based compensation	860	818
Other non-cash operating activities, net	(117)	(9)
Changes in working capital	1,764	611
Net cash provided by operating activities	13,335	11,339
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments	(1,028)	(1,470)
Maturities of short-term investments	1,141	1,790
Additions to property and equipment	(5,498)	(4,710)
Other investing activities, net	74	(19)
Net cash used in investing activities	(5,311)	(4,409)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of short-term borrowings	(862)	(920)
Proceeds from short-term borrowings	816	928
Repayments of long-term debt	(103)	(1,077)
Proceeds from issuance of long-term debt	—	498
Tax withholdings on stock-based awards	(393)	(315)
Repurchases of common stock	(903)	(700)
Cash dividend payments	(2,183)	(9,041)
Financing lease payments and other financing activities, net	(147)	(137)
Net cash used in financing activities	(3,775)	(10,764)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	6	40
Net change in cash and cash equivalents	4,255	(3,794)
CASH AND CASH EQUIVALENTS BEGINNING OF YEAR	9,906	13,700
CASH AND CASH EQUIVALENTS END OF YEAR	$14,161	$9,906